APPENDIX C

SUBSCRIPTION AGREEMENT

MCIG, INC

Subscription Documentation Package

To subscribe for Units in the private offering of MCIG, INC

1.	Date and Fill in the number of Units being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.
2.	Initial the Accredited Investor Certification page attached to this letter.
3.	Complete and Return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.
4.	Fax all forms to Mr. Michael Hawkins at (321) 421-6616 and then send all signed original documents with a check to: mCig, Inc.
5.	Please make your subscription payment payable to the order of “MCig, Inc. Escrow Fund”

For wiring funds directly to the escrow account, please contact the Company.

Investors will purchase the number of units (the “Units”) set forth on the signature page to the Subscription Agreement at a purchase price of $10,000 per Unit. Each Unit consists of 25,000 shares of Series A Preferred stock, (the “Series A Preferred” or “Shares”), of MCig, Inc., a Nevada corporation (the “Company”) and a five-year warrant, with an exercise price of $0.15 per share, (the “Warrants”) to purchase 50,000 shares of Common Stock. The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Memorandum (as defined in the Subscription Agreement).

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at the Law Offices of Thomas G. Amon, or with such other escrow agent as may be appointed by the Company. In the event that the Company does not succeed in receiving and accepting subscriptions for at least 25 Units ($500,000) (the  “Minimum Amount”) on or before November 31, 2016, subject to an extension to March 31, 2017 at the discretion of the Company, the Company will refund all subscription funds, without interest accrued thereon, and will return the subscription documents to each subscriber. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon. The minimum subscription per investor in the Offering is $50,000; provided, however, that the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.

Questions regarding completion of the subscription documents should be directed to Michael Hawkins at (321) 508-6516. ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

MCIG INC
Subscription Agreement

To:	MCig, Inc.,
2831 St. Rose Parkway, Suite 200
Henderson, NV 89053

	Attention:	Paul Rosenberg, Chief Executive Officer

1. Subscription. I hereby offer to purchase ___________ units (“Units”) of MCig, Inc.,, a Nevada corporation (the “Company”), each Unit consisting of 25,000 shares of Series A Convertible Preferred Stock of the Company at $50,000 per Unit, in the amount set forth below, pursuant to a private offering (“Offering”) of securities through the Company. The Units and their underlying Series A Convertible Preferred Stock are, depending upon the circumstances, referred to herein as the “Securities.

By execution of this Subscription Agreement, I hereby acknowledge that I understand that the Company is relying upon the accuracy and completeness of all information I have entered herein and all representations and warranties I have made hereunder in complying with the Company’s obligations under applicable federal and state securities laws. I further acknowledge and certify that I have received, read, and am familiar with the Company’s Private Placement Memorandum and financial projections for the Company relating to the Offering (together, the “Offering Materials”).

2.	General Representations. I represent, acknowledge and agree that:

(a) The Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being offered pursuant to the exemption provided by Section 4(2) of the Act (for a transaction by an issuer not involving any public offering), and Rule 506 of Regulation D thereunder.

(b) The Securities have not been registered or qualified under the securities law of my state of residence and are being offered under an exemption from registration or qualification under the securities laws of my state; and that the offer, sale and issuance of the Securities have not been registered or qualified under any other state securities laws and if offered in other states, may only be issued and sold pursuant to applicable exemptions in such states;

(c) The Securities are being purchased by me for my own account, for investment only and not with a view toward resale or distribution thereof to any other person, and I am not participating, directly or indirectly, in any underwriting or distribution;

(d) None of the Securities purchased by me shall be sold or otherwise transferred contrary to the provisions of this Subscription Agreement or any federal or state securities law, and I understand that unless the Securities are subsequently registered under the Act, they may not in any event be sold or transferred except by a valid exemption from registration under the Act;

(e) Any and all certificates representing the Securities purchased and any and all securities issued in replacement thereof or in exchange thereof shall bear the following legend or one substantially similar thereto, which I have read and understand:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD, OR TRANSFERRED FOR VALUE WITHOUT EITHER REGISTRATION UNDER THOSE LAWS OR THE FURNISHING OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT TO DO SO WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF SUCH LAWS.”

     (f) The Company shall have the right to issue stop transfer instructions on its official stock records, and I acknowledge that the Company has informed me of its intention to issue such instructions:

     (g) There is currently no trading market in the Securities of the Company, and the Company presently has no plans to register the Securities, so that there may never be a public trading market for the Securities, with consequent possible indefinite illiquidity of the Securities;

     (h) At no time has it been explicitly or implicitly represented, guaranteed or warranted to me by the Company, its management, the agents or employees of the Company, the selling agent or any other person: (i) that I will be able to transfer the Securities on any particular date; (ii) that if and when I may wish to transfer the Securities, such securities will be validly transferable under federal and applicable state securities laws; (iii) that I will realize any percentage or amount of profit, gain or other consideration as a result of any investment I have made or will make in the Company; or (iv) that I or other shareholders will receive any dividends or other distributions from the Company at any time;

     (i) Investment in the Securities is a long-term speculative investment which involves a substantial risk of loss to me of my entire investment; that I take full cognizance of and responsibility for the risks related to the purchase of the Securities; I have no need for liquidity with respect to my investment either now or within the foreseeable future; and I can bear a complete loss of my investment without undue hardship to me or my family;

     (j) I and my purchaser representative, if any, have been afforded an opportunity to examine such documents and obtain such information, including the Company’s financial statements, concerning the Company as I may have requested, and I have had the opportunity to request such other information and ask questions of the officers and directors of the Company (and all information so requested has been provided) for the purpose of verifying the information furnished to me and for answering any question I may have had concerning the business, prospects and affairs of the Company;

     (k) I understand and acknowledge that any projections, financial forecasts which may likely prove to be incorrect in view of the early stage of the Company’s development; and no assurance has been given to me that actual results will correspond in any meaningful way with the results contemplated by the various projections, financial forecasts or predictions; and

     (l) I have been advised to consult with my own investment adviser, attorney, and accountant regarding the Company’s prospects and legal and tax matters, concerning an investment in the Company, and have done so, to the extent I consider that to be necessary.

     3. Suitability Standards, Representations, and Warranties. I represent and warrant that all of the information which I have furnished in this Subscription Agreement and in the accompanying Offeree Questionnaire is correct and complete as of the date of this Subscription Agreement, and will be correct and complete on the closing of the sale of the Units subscribed for, and the representations and warranties and agreements herein shall survive the closing date and may be relied upon by the Company and the selling agent in their reliance upon an exemption from registration under the Act and state securities laws.

     4. Indemnification. I understand the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement and the accompanying Offeree Questionnaire, and I agree to indemnify and hold harmless the Company, its officers and directors, and each agent and employee thereof, from and against any and all loss, damage, liability or expense (including judgments, fines, amounts paid in settlement, attorney’s fees and other legal costs actually incurred as a result of any such person or entity being made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of or arising from any breach of representation or warranty of mine or any misrepresentation or misstatement of fact or omission to state or represent facts made by me to the Company, including without limitation, the information which I have furnished in this Subscription Agreement or in the Offeree Questionnaire.

5. Miscellaneous

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address set forth above and to the undersigned at the address set forth on the signature page hereof.

     (b) This Subscription Agreement and accompanying Offeree Questionnaire constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous representations, warranties, or agreements (whether oral or written), and may be amended or waived only by a writing executed by the party to be bound.

     (c) If more than one person is signing this Subscription agreement, each representation, warranty and agreement made herein shall be a joint and several representation, warranty or agreement of each person and entity on behalf of which this Subscription Agreement is signed.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

MCIG INC

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ______ Units at a price of $50,000 per Unit (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2016

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

                ____________________________             ______________________________

                Print Name(s)                                                      Social Security Number(s)

                ___________________________               ______________________________

                Signature(s) of Purchaser(s)                             Signature

                ____________________________             ______________________________

                Date                                                                      Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

                ____________________________             ______________________________

                Name of Partnership,                                       Federal Taxpayer

                Corporation, Limited                                         Identification Number

                Liability Company or Trust

                By:_________________________             ______________________________

                      Name:                                                            State of Organization

                      Title:

                ____________________________             ______________________________

                Date                                                                      Address

MCIG INC

By:         __________________________

                Authorized Officer

MCIG INC

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______          I certify that I have a net worth (including home, furnishings and automobiles) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______          I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______           I certify that I am a director or executive officer of MCig Satellites Corporation (the “Company”).

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______           The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______           The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______           The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______          The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______           The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______           The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______          The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______           The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______          The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______          The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______          The undersigned certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.